Exhibit 10.61

TERMINATION AND RELEASE

Reference is made to the Note Purchase Agreement, dated as of January 8, 2004 (as the same may from time to time have been amended, restated, or otherwise modified, the “Purchase Agreement”) by and between VIVUS, Inc., a Delaware corporation (“Borrower”), and Tanabe Holding America, Inc. (“Secured Party”).  All capitalized terms defined in the Purchase Agreement are used with the same meanings, unless otherwise defined, in this Termination and Release.

By its signature below, the Secured Party hereby acknowledges payment in full of the principal of and interest on all Notes, and all other amounts and obligations owing, under the Transaction Documents (such amounts, collectively, the “Obligations”) and releases all liens, pledges, charges, security interests and other encumbrances created in favor of the Secured Party pursuant to the Transaction Documents.  In connection therewith, the Secured Party hereby (i) agrees to promptly cause to be assigned, transferred and delivered to the Company all collateral under the Transaction Documents, and money received in respect thereof, held by the Secured Party under the Transaction Documents, (ii) agrees to promptly execute and deliver to the Company such instruments of satisfaction and other documents as shall be reasonably requested by the Company to terminate of record such liens, pledges, charges, security interests or other encumbrances, (iii) agrees to promptly file the UCC-3 termination statement attached hereto as Exhibit A with the Delaware Secretary of State and to file any other UCC financing statements or other documents necessary to evidence the release of Secured Party’s security interests in any of Borrower’s property or assets, (iv) agrees to promptly deliver such termination notices or other notices terminating Secured Party’s security interest to third parties, and (v) authorizes the Company to take such further actions as may be necessary to terminate of record such liens, pledges, charges, security interests or other encumbrances to evidence the termination of the loans and all security interests in favor of Secured Party.

This Termination and Release shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the Secured Party has caused this Termination and Release to be duly executed as of the 1st day of May, 2007.

TANABE HOLDING AMERICA, INC.

By:	/s/ Yoshi Saso

Name:	Yoshi Saso

Title:	President and CEO

EXHIBIT A

UCC-3 FINANCING STATEMENT AMENDMENT

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Nancy Bouch                                             650-496-7543

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

FH 2-1 P10

Palo Alto, CA 94304

NBOUCH@WSGR.COM

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 40524720 2/25/2004	1b.	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.
☐

2  ☒  TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3.  ☐  CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4.  ☐  ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5.  AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following threee boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION’S NAME
VIVUS, INC.
OR
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION’S NAME

OR
	7b. INDIVIDUAL’S LAST NAME				FIRST NAME		MIDDLE NAME		SUFFIX

7c. MAILING ADDRESS					CITY		STATE	POSTAL CODE	COUNTRY

7d.	SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e.	TYPE OF ORGANIZATION	7f.	JURISDICTION OF ORGANIZATION	7g.	ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME
TANABE HOLDING AMERICA, INC.
OR
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA				F#191480
A#293945

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)